UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On July 14, 2017, Cathay General Bancorp (“Cathay”) issued 926,192 shares of its common stock (the “Stock Consideration”) to Bank SinoPac Co. Ltd. (“Bank SinoPac”) as part of the consideration in connection with its acquisition of SinoPac Bancorp, the U.S. subsidiary of Bank SinoPac and the parent company of Far East National Bank (“FENB”) (the “Acquisition”), pursuant to the Stock Purchase Agreement between Cathay and Bank SinoPac, dated July 8, 2016 (the “Stock Purchase Agreement”), as described in Item 8.01 below.

The issuance of the Stock Consideration to Bank SinoPac, an accredited investor, in connection with the Acquisition was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder. The disclosures regarding the Stock Purchase Agreement and the transactions contemplated thereby, including the Acquisition and the issuance of the Stock Consideration, under Item 8.01 below are incorporated in this Item 3.02 by reference.

Item 8.01	Other Events.

On July 14, 2017, Cathay completed its previously-announced acquisition of SinoPac Bancorp, the U.S. subsidiary of Bank SinoPac and the parent company of FENB, pursuant to the Stock Purchase Agreement.

Under the terms of the Stock Purchase Agreement, the total consideration was approximately $351.6 million, plus additional post closing payments based on the realization of certain assets of FENB. Cathay issued 926,192 shares of its common stock at the closing as consideration and the remainder of the consideration is payable in cash. $100 million of the consideration was deferred and will be released within one year based on the timing of the subsequent merger of FENB and Cathay Bank, a wholly-owned subsidiary of Cathay, and 10% of the consideration was held back and will be released over a period of three years.

A copy of the press release announcing the completion of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Cathay General Bancorp, dated July 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP
Date: July 14, 2017

	By:	/s/ Heng W. Chen
Heng W. Chen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Cathay General Bancorp, dated July 14, 2017